UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 13, 2025

BOISE CASCADE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-35805	20-1496201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices) (Zip Code)

(208) 384-6161
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(c). Appointment of Certain Officers

On January 16, 2025, Boise Cascade Company ("Boise Cascade" or the "Company") issued a press release announcing that on January 13, 2025, the Board of Directors of Boise Cascade appointed Jeff Strom, age 57, Chief Operating Officer, with an effective date of January 20, 2025. Mr. Strom became Executive Vice President of Building Materials Distribution in March 2021. His previous positions with the Company’s Building Materials Distribution business include: Vice President, General Manager Eastern Operations, from January 2020 through March 2021; and General Manager, Eastern Region, from May 2019 through January 2020. Mr. Strom received a bachelor’s degree in management from the Georgia Institute of Technology.

In connection with his appointment as Chief Operating Officer, on January 13, 2025, the Compensation Committee of the Board of Directors approved Mr. Strom's annual base salary of $650,000 and an annual short-term incentive target of 100% of annual base salary, with an effective date of January 20, 2025. In addition, Mr. Strom's severance agreement, dated as of August 15, 2022, remains effective, a form of which is filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q, filed October 31, 2022.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit

99.1	Boise Cascade Company Press Release, dated January 16, 2025.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE COMPANY

	By	/s/ Jill Twedt
Jill Twedt Senior Vice President, General Counsel and Secretary
Date: January 16, 2025